                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

               ACM Government Spectrum Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                             ACM GOVERNMENT INCOME FUND, INC.
ALLIANCE CAPITAL LOGO(R)     ACM GOVERNMENT SECURITIES FUND, INC.
                             ACM GOVERNMENT SPECTRUM FUND, INC.
                             ACM GOVERNMENT OPPORTUNITY FUND, INC.
                             ACM MANAGED INCOME FUND, INC.
                             ACM MUNICIPAL SECURITIES INCOME FUND, INC.
-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 28, 1998

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 28, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 20, 1998:

  1. To elect four Directors of each of ACM I, II, III, IV, V and VII, three such Directors to hold office for a term of three years and one to hold office for a term of one year and, in each case, until his successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on April 10, 1998 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                       By Order of the Boards of Directors,

                                       Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
April 20, 1998
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 28, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 28, 1998 at 11:00 a.m. The solicitation will be made by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about April 20, 1998.

  The Board of Directors of each Fund has fixed the close of business on April 10, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of April 10, 1998 consisted, respectively, of 57,898,256 shares of common stock of ACM I, 77,850,706 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 13,071,872 shares of common stock of ACM IV, 22,252,663 shares of common stock and 950 shares of Remarketed Preferred Shares, Series A (the "ACM V Preferred Stock") of ACM V, and 10,704,564 shares of common stock and 1,200 shares of each of Preferred Stock of Series A, Series B and Series C (the "ACM VII Preferred Stock") of ACM VII, each share being entitled to one vote.

  At the Meeting, the holders of ACM V Preferred Stock and the holders of each class of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V and ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of ACM V and ACM VII common stock as a single class on all proposals to be brought before the Meeting applicable to each respective Fund. The holders of ACM V Preferred Stock and ACM VII Preferred Stock voting separately as a class, have the right to elect two Directors representing the holders of the Preferred Stock of each of their respective Funds. The holders of ACM V's common stock and the holders of ACM VII's common stock do not have the right to vote with respect to the election of those two Directors. The two Directors that have been elected by the holders of ACM V Preferred Stock and ACM VII Preferred Stock are, for each Fund, Ruth Block and Robert C. White. Neither Ms. Block nor Mr. White is standing for re-election at the Meeting.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of four Directors of ACM I, II, III, IV, V and VII, and for the ratification of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1998. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on identical matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in this Proxy Statement and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 from each Fund for its services, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and one Director of each Fund will be elected to serve a term of one year and, in each case, until his successor is elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Classes One and Two as described below.

  Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the term of office of the members of Class One will expire as of the Meeting, the term of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1999 and the term of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 2000. Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. For each Fund, John H. Dobkin, Clifford L. Michel and Donald
J. Robinson are the members constituting Class One; David H. Dievler, William
H. Foulk, Jr. and Dr. James M. Hester are the members constituting Class Two; and John D. Carifa, Ruth Block and Robert C. White are the members constituting Class Three.

  As a result, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, two Directors in Class One of each Fund, Messrs. Clifford L. Michel and Donald J. Robinson, are standing for re-election. In addition, Messrs. John H. Dobkin and William H. Foulk, Jr., elected by the Board of Directors of each Fund on January 13, 1998 as members of Class One and Class Two, respectively, will also stand for election by stockholders as members of Class One and Class Two, respectively. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors is set forth below. WITH RESPECT TO EACH FUND, ONLY THE CLASS ONE DIRECTORS AND MR. FOULK, A CLASS TWO DIRECTOR, ARE STANDING FOR ELECTION AS DIRECTORS.

  NAME, POSITIONS AND                                          NUMBER OF SHARES
OFFICES WITH THE FUNDS,                                         OF COMMON STOCK
    AGE, PRINCIPAL                                               BENEFICIALLY
  OCCUPATIONS DURING           YEAR FIRST         YEAR TERM    OWNED DIRECTLY OR
  THE PAST FIVE YEARS           BECAME A         AS DIRECTOR   INDIRECTLY AS OF
AND OTHER DIRECTORSHIPS         DIRECTOR         WILL EXPIRE    APRIL 10, 1998
-----------------------        ----------        -----------   -----------------
 * John D. Carifa,       ACM I and II--1987          2000        2,000ACM I
   Chairman of the       ACM III, IV and V--1988 (Class Three)
   Board, 53.            ACM VII--1994
   President, Chief
   Operating Officer
   and a Director of
   Alliance Capital
   Management
   Corporation
   ("ACMC").
**+ Ruth Block,          ACM I and II--1987          2000
    Director, 67.
  Formerly an Executive  ACM III, IV and V--1988 (Class Three)   1,800 ACM III
  Vice President and     ACM VII--1994                           4,540 ACM V
  Chief Insurance
  Officer of The
  Equitable Life
  Assurance Society of
  the United States.
  She is a Director of
  Ecolab Incorporated
  (specialty chemicals)
  and Amoco Corporation
  (oil and gas).
**+ David H. Dievler,    ACM I and II--1987          1999        200  ACM I
    Director, 68.        ACM III, IV and V--1988  (Class Two)    1,200ACM II
    Independent          ACM VII--1994                           1,000ACM III
    Consultant.                                                  200  ACM IV
    Formerly a Chairman
    of the Boards of
    the Funds and a
    Senior Vice
    President of ACMC
    until December
    1994.
**+ John H. Dobkin,      ACM I-V and VII--1998      2001++       0ACM I-V,
    Director, 55.                                (Class One)       and VII
    President of
    Historic Hudson
    Valley (historic
    preservation) since
    1990. He was
    formerly Director
    of the National
    Academy of Design.
**+ William H. Foulk,    ACM I-V and VII--1998      1999++       500 ACM I
    Jr., Director, 65.                           (Class Two)     500 ACM II
    He is an investment                                          800 ACM III
    adviser and                                                  500 ACM V
    independent                                                  400 ACM VII
    consultant. He was
    formerly Senior
    Manager of Barrett
    Associates, Inc., a
    registered
    investment adviser,
    since 1986.

--------
   *"Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
  **Member of the Audit Committee.
   +Member of the Nominating Committee.
  ++If elected at the Meeting.

   NAME, POSITIONS AND                                           NUMBER OF SHARES
 OFFICES WITH THE FUNDS,                                          OF COMMON STOCK
      AGE, PRINCIPAL                                               BENEFICIALLY
    OCCUPATIONS DURING           YEAR FIRST          YEAR TERM   OWNED DIRECTLY OR
   THE PAST FIVE YEARS            BECAME A          AS DIRECTOR  INDIRECTLY AS OF
 AND OTHER DIRECTORSHIPS          DIRECTOR          WILL EXPIRE   APRIL 10, 1998
 -----------------------         ----------         -----------  -----------------
 **+ Dr. James M. Hester,  ACM I and II--1987          1999        725  ACM I
     Director, 74.         ACM III, IV and V--1988  (Class Two)    700  ACM II
     President of The      ACM VII--1994                           815  ACM IV
     Harry Frank                                                   700  ACM V
     Guggenheim
     Foundation. He was
     formerly President
     of New York
     University and The
     New York Botanical
     Garden and Rector of
     The United Nations
     University.
 **+ Clifford L. Michel,   ACM I and II--1987         2001++       1,000ACM I
     Director, 58.         ACM III, IV and V--1988  (Class One)    1,000ACM II
     Partner of the law    ACM VII--1994                           1,000ACM III
     firm of Cahill                                                1,000ACM IV
     Gordon & Reindel. He                                          1,000ACM V
     is Chief Executive                                            1,000ACM VII
     Officer of Wenonah
     Development Company
     (investments) and a
     Director of Placer
     Dome, Inc. (mining).
 **+ Donald J. Robinson,   ACM I-V and VII--1996      2001++       2,150ACM V
     Director, 63. Senior                           (Class One)
     Counsel of the law
     firm of Orrick,
     Herrington &
     Sutcliffe since
     January 1995.
     Formerly a senior
     partner of Orrick,
     Herrington &
     Sutcliffe from July
     1987 to December
     1994; member of the
     Executive Committee
     of the firm from
     January 1989 to
     December 1994.
 **+ Robert C. White,      ACM I and II--1987          2000        700  ACM I
     Director, 77.         ACM III, IV and V--1988 (Class Three)   600  ACM II
     Formerly Assistant    ACM VII--1994                           800  ACM III
     Treasurer of Ford                                             600  ACM V
     Motor Company and,
     until
     September 30, 1994,
     a Vice President and
     the Chief Financial
     Officer of the
     Howard Hughes
     Medical Institute.

--------
 **Member of the Audit Committee.
  +Member of the Nominating Committee.
 ++If re-elected at the Meeting.

  Alliance has instituted a policy applicable to all registered investment companies to which it provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), contemplating that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex (including the Funds).

  During their respective fiscal years ended in 1997, the Boards of Directors of ACM I, II, III, IV, V and VII each met five times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of ACM I, II, III, IV, V and VII each met twice during their respective most recently completed fiscal years. The Nominating Committee of each Fund, which met on November 26, 1997 for the purpose of nominating Messrs. Dobkin and Foulk, was constituted for the purpose of selecting and nominating person(s) to fill any vacancies on the Board of Directors. The Nominating Committees do not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                             TOTAL NUMBER         TOTAL NUMBER OF
                                                                            OF INVESTMENT      INVESTMENT PORTFOLIOS
                                                                           COMPANIES IN THE          WITHIN THE
                                                                            ALLIANCE FUND          ALLIANCE FUND
                               AGGREGATE                                  COMPLEX, INCLUDING     COMPLEX, INCLUDING
                             COMPENSATION          TOTAL COMPENSATION         THE FUNDS,             THE FUNDS,
                            FROM EACH FUND       FROM THE ALLIANCE FUND    AS TO WHICH THE        AS TO WHICH THE
                           DURING ITS FISCAL       COMPLEX, INCLUDING   DIRECTOR IS A DIRECTOR DIRECTOR IS A DIRECTOR
  NAME OF DIRECTOR        YEAR ENDED IN 1997     THE FUNDS DURING 1997       OR A TRUSTEE            OR TRUSTEE
  ----------------     ------------------------- ---------------------- ---------------------- ----------------------
John D. Carifa         $0                               $0                       54                     118
Ruth Block             $3,244 ACM I-III                 $164,000                 40                      80
                       $3,199 ACM IV, V, and VII
David H. Dievler       $3,248 ACM I-III                 $188,500                 47                      83
                       $3,203 ACM IV, V, and VII
John H. Dobkin         $0                               $126,500                 44                      80
William H. Foulk, Jr.  $0                               $176,250                 47                     107
Dr. James M. Hester    $3,231 ACM I-III                 $156,500                 40                      76
                       $3,186 ACM IV, V, and VII
Clifford L. Michel     $3,231 ACM I-III                 $194,500                 41                      92
                       $2,913 ACM IV, V, and VII
Donald J. Robinson     $3,218 ACM I-III                 $235,500                 38                      91
                       $2,673 ACM IV and V
                       $3,173 ACM VII
Robert C. White        $7,629 ACM I-III                 $88,500                  10                      10
                       $5,591 ACM IV and V
                       $6,568 ACM VII

  As of April 10, 1998, each of the Directors of a Fund owned less than 1% of the outstanding shares of any class of capital stock of the Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of capital stock of such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                       INDEPENDENT AUDITORS OF THE FUNDS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending December 31, 1998 (ACM I, II, III), July 31, 1998 (ACM IV), August 31, 1998 (ACM V) and October 31, 1998 (ACM VII). Their selection was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on December 10, 1997 for ACM I, II and III, June 18, 1997 for ACM IV and V and September 10, 1997 for ACM VII. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of ACM I, II, III, IV and VII since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of their engagement and review the financial statements of such Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  According to information filed with the Securities and Exchange Commission on January 27, 1998, Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606, and certain affiliates thereof, beneficially owned an aggregate of 2,847,500 shares, or 21.8%, of the outstanding common stock of ACM IV.

                   INFORMATION AS TO PRINCIPAL OFFICERS, THE
                            INVESTMENT ADVISER AND
                        THE ADMINISTRATORS OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director and Chairman of each Fund and President of ACM IV, V and VII. (See Proposal One, "Election of Directors," at page 4 for biographical information).

  Wayne D. Lyski, 56, President of ACM I, II and III, and Senior Vice President of ACM IV, V and VII, is an Executive Vice President of ACMC, with which he has been associated since prior to 1993.

  Kathleen A. Corbet, 38, Senior Vice President of each Fund, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she was employed by Equitable Capital.

  Bruce W. Calvert, 51, Senior Vice President of ACM IV, is a Director, Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1993.

  Susan P. Keenan, 41, Senior Vice President of ACM VII, is a Senior Vice President of ACMC, with which she has been associated since prior to 1993.

  Thomas M. Perkins, 53, Senior Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1993.

  Paul J. DeNoon, 36, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since 1993.

  David M. Dowden, 32, Vice President of ACM VII, is a Vice President of ACMC, with which he has been associated since 1993.

  Thomas J. Bardong, 53, Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1993.

  Wayne C. Tappe, 34, Vice President of ACM V, is a Senior Vice President of ACMC, with which he has been associated since 1993.

  Christian G. Wilson, 30, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since prior to 1993.

  Mark D. Gersten, 47, Treasurer and Chief Financial Officer of each Fund, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993.

  Edmund P. Bergan, Jr., 47, Secretary of each Fund, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1993.

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I, II and III is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV and VII is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Mutual Fund Management LLC, with principal offices at Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V is Princeton Administrators, Inc., with principal offices at 800 Scudder Mill Road, Plainsboro, New Jersey 08536.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During the Funds' respective fiscal years ended in 1997, initial reports of beneficial ownership of securities on Form 3 were inadvertantly filed late by Alliance on behalf of the following officers: Paul J. DeNoon--ACM I, II, III and IV, and Thomas M. Perkins--ACM IV. The reports did not relate to any transactions.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by December 21, 1998 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and, if applicable, such Fund's subsequent semi-annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Jane Heeckt at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

April 20, 1998
New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   3
Proposal Two: Ratification of Selection of Independent Auditors of the
 Funds....................................................................   8
Other Matters.............................................................   8
Information as to Principal Officers, the Investment Adviser and the
 Administrators of the Funds..............................................   8
Submission of Proposals for the Next Annual Meeting of Stockholders.......  10
Reports to Stockholders...................................................  10

                       ACM GOVERNMENT INCOME FUND, INC.

                     ACM GOVERNMENT SECURITIES FUND, INC.

                      ACM GOVERNMENT SPECTRUM FUND, INC.

                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                         ACM MANAGED INCOMEFUND, INC.

                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.


-------------------------------------------------------------------------------
                           ALLIANCE CAPITAL LOGO(R)
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MAY 28,
1998

                            APPENDIX

PROXY                                                       PROXY
               ACM GOVERNMENT SPECTRUM FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF ACM GOVERNMENT SPECTRUM
  FUND, INC. (the "Corporation") IN CONNECTION WITH THE ANNUAL
  MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 1998.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby instructs Domenick Pugliese and/or
Carol H. Rappa, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 28, 1998 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105 and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND
FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

           PLEASE VOTE, DATE, AND SIGN ON REVERSE AND
              RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

     ACM GOVERNMENT SPECTRUM FUND, INC.

1.   Election of Directors.  For All                For All
                             Nominees  Withhold     Except
                             / /       / /          / /

            Class One Nominees (term expires in 2001)

         JOHN H. DOBKIN
         CLIFFORD L. MICHEL
         DONALD J. ROBINSON

            Class Two Nominee (term expires in 1999)

         WILLIAM H. FOULK, JR.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

2.   Ratification of the
     selection of Ernst &         For      Against      Abstain
     Young LLP as the             / /      / /          / /
     independent auditors
     for the Corporation
     for the fiscal year
     ending December 31, 1998.

3.   In their discretion, upon
     such other matters as
     may properly come
     before the meeting or
     any adjournment thereof.

Please be sure to sign and date this Proxy.      Date

Stockholder sign here                      Co-owner sign here

Mark box at right if an address change or comment   /   /
has been noted on the reverse side of the card.

RECORD DATE SHARES:









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